UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 29, 2005

                      CONSOLIDATED CAPITAL PROPERTIES IV
            (Exact name of Registrant as specified in its charter)


       California                0-11002                94-2768742
(State or other jurisdiction   (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

On April 29, 2005, the Registrant obtained a mortgage in the principal amount of $19,250,000 on one of its investment properties, Belmont Place Apartments, located in Marietta, Georgia. The property did not have an existing mortgage. The new mortgage requires monthly payments of interest beginning on June 1, 2005 until November 1, 2006. Beginning December 1, 2006, monthly payments of principal and interest of $108,180 are required until the loan matures November 1, 2034. The lender can exercise a call option on the mortgage on June 1, 2012 and every fifth anniversary thereafter. The interest rate is fixed at 5.14% for the life of the mortgage.

In accordance with the terms of the loan agreement for the new mortgage, payment of the note may be accelerated at the option of the lender if an Event of Default, as defined in the loan agreement, occurs. Events of Default include, but are not limited to: nonpayment of monthly principal and interest within 10 days after the due date; nonpayment of any payments due to the lender under another existing loan document; the occurrence of any breach or default under another existing loan document.

In conjunction with the mortgage, the Registrant has provided to the lender two letters of credit, each in the amount of $2,500,000, to secure the obligations of the Registrant. The lender may draw on the letters of credit to satisfy the obligations of the Registrant in the event of a default on the mortgage agreement by the Registrant. The lender shall release the first letter of credit when the property has achieved annual rental income of approximately $2.9 million dollars from 60% of the rental units and shall release the second letter of credit when the property has achieved annual rental income of approximately $3.9 million from 88% of the rental units.

The mortgage is secured by the deed granting the lender a lien or interest on the property. The two letters of credit are secured by a total of $5,000,000 deposited in escrow from the financing proceeds. The amounts securing the letters of credit will be released upon the release of the letters of credit by the lender.

The foregoing description is qualified in its entirety by reference to form of Promissory Note, Letter of Credit and Deed to Secure Debt and Security Agreement, copies of which are filed as exhibits 10.107, 10.108 and 10.109 to this report.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

    The following exhibits are filed with this report:


10.107 Promissory Note dated April 29, 2005 between Foothill Chimney Associates Limited Partnership, a Georgia limited partnership and ING USA Annuity and Life Insurance Company.

10.108      Form of Letter of Credit  dated  April  29,  2005  between  Foothill
            Chimney   Associates   Limited   Partnership,   a  Georgia   limited
            partnership and ING USA Annuity and Life Insurance Company.*

10.109 Deed to Secure Debt and Security Agreement dated April 29, 2005 between Foothill Chimney Associates Limited Partnership, a Georgia limited partnership and ING USA Annuity and Life Insurance Company.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CONSOLDIATED CAPITAL PROPERTIES IV


                                    By:   Concap Equities, Inc.
                                          General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President


                                    Date: May 5, 2005

                                                                  Exhibit 10.107

                                 PROMISSORY NOTE

AIMCO Foothill Chimney (GA)
19806-718

19,250,000                                                      April 29, 2005


      FOR VALUE RECEIVED, the undersigned, FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership ("Maker"), hereby promises to pay to the order of ING USA ANNUITY AND LIFE INSURANCE COMPANY, an Iowa corporation, or any subsequent holder hereof ("Payee"), at the office of Payee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, or at such other place as Payee may from time to time designate in writing, the principal sum of NINETEEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($19,250,000) and interest thereon from and after the date of disbursement hereunder at five and fourteen hundredths percent (5.14%) per annum ("Note Rate"), both principal and interest to be paid in lawful money of the United States of America, as follows:

            (i) Interest only from and including the date of disbursement of the loan proceeds through and including the last day of the month, shall be paid on the first day of the month following the date hereof or, at the option of Payee, on the date hereof; and

            (ii) Payments of interest only on the outstanding indebtedness shall be made in twelve (12) successive monthly installments commencing on the first day of June, 2005, and continuing on the first day of each and every calendar month thereafter up to and including the first day of May, 2006 each such payment being in the amount of Eighty-Two Thousand Four Hundred Fifty-Four and 17/100 Dollars ($82,454.17);

            (iii) A payment of principal in the amount of One Thousand Dollars ($1,000) shall be made on the first day of May, 2006;

            (iv) Payments of interest only on the outstanding indebtedness shall be made in six (6) successive monthly installments commencing on the first day of June, 2006, and continuing on the first day of each and every calendar month thereafter up to and including the first day of November, 2006 each such payment being in the amount of Eighty-Two Thousand Four Hundred Forty-Nine and 88/100 Dollars ($82,449.88); and

            (v) Payments of principal and interest shall be made in 336 successive monthly installments commencing on the first day of December, 2006, and continuing on the first day of each and every calendar month thereafter up to and including the first day of November, 2034 (the "Maturity Date") or, upon exercise of Payee's right under the following paragraph, the Call Date as to which Payee has exercised its right, all but the final installment thereof to be in the amount of One Hundred Eight Thousand One Hundred Eighty and 27/100 Dollars ($108,180.27), and the final installment payable on the Maturity Date, or, if earlier, the exercised Call Date to be in the full amount of outstanding principal of this Promissory Note ("Note"), interest and all other sums remaining unpaid hereunder and under the Security Deed (as hereinafter defined).

      Notwithstanding any provisions of this Note to the contrary, the Payee reserves the right (the "Call Option") to declare the entire amount of outstanding principal of this Note, interest and all other sums remaining unpaid hereunder and under the Security Deed (defined below) to be due and payable on any of the following dates (each referred to as a "Call Date"):

            (i) the first day of June, 2012;

(ii) the first day of June, 2017;

(iii) the first day of June, 2022;

(iv) the first day of June, 2027; or

(v) the first day of June, 2032.

Such Call Option shall be exercised by Payee, in its sole and absolute discretion, by giving written notice to Maker at least six (6) months prior to the Call Date as to which Payee is electing, which notice shall refer to this Note and state the Call Date elected by Payee. The exercise of such right by Payee shall not relieve Maker of its obligation to make scheduled payments hereunder, or to pay any other sums due and owing hereunder, between the date of such notice and the elected Call Date. The exercise of such right by Payee will result in the original principal amount of this Note not having been fully amortized by the payment of the monthly installments hereunder prior to the exercised Call Date, and Maker shall be obligated to make a payment of the entire amount of outstanding principal of this Note and interest and all other sums remaining unpaid hereunder and under the Security Deed on the Call Date.

      All payments on account of the Indebtedness (as hereinafter defined) shall be applied: (i) first, to further advances, if any, made by the Payee as provided in the Loan Documents (as hereinafter defined); (ii) next, to any Late Charge (as hereinafter defined); (iii) next, to interest at the Default Rate (as hereinafter defined), if applicable; (iv) next, to the Prepayment Premium (as hereinafter defined), if applicable; (v) next, to interest at the Note Rate on the unpaid principal balance of this Note unless interest at the Default Rate is applicable; and (vi) last, to reduce the unpaid principal balance of this Note. Interest shall be calculated on the basis of a year consisting of 360 days and with twelve thirty-day months, except that interest due and payable for less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily interest rate based on a 360-day year. As used herein, the term "Indebtedness" shall mean the aggregate of the unpaid principal amount of this Note, accrued interest, all Late Charges, any Prepayment Premium, and advances made by Payee under the Loan Documents.

      In the event any installment of principal or interest due hereunder, or any escrow fund payment for real estate taxes, assessments, other similar charges or insurance premiums due under the Security Deed shall be more than ten
(10) days overdue, Maker shall pay to the holder hereof a late charge ("Late Charge") of four cents ($.04) for each dollar so overdue or, if less, the maximum amount permitted under applicable law, in order to defray part of the cost of collection and of handling delinquent payments. The Late Charge shall not apply, however, to the accelerated balance of the Loan at any Call Date.

      The terms of this Note are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Payee exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under applicable law; and if for any reason whatsoever Payee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal portion of the Indebtedness (whether or not then due and payable) and not to the payment of interest.

      Payment of this Note is secured by a Deed to Secure Debt and Security Agreement (the "Security Deed") dated on or about this same date from Maker, as Grantor, for the benefit of Payee, as Grantee, encumbering certain real estate and other property interests situated in Cobb County, Georgia and more particularly described in the Security Deed (the "Premises"). This Note, the Security Deed, and all other instruments now or hereafter evidencing, securing or guarantying the loan evidenced hereby are sometimes collectively referred to as the "Loan Documents". The Security Deed contains "due on sale or further encumbrance" provisions which, together with all other terms of the Security Deed, are incorporated herein by this reference.

      No prepayment of the principal of this Note shall be allowed prior to June 1, 2007 (the "Lock Out Period"). Commencing June 1, 2007, the principal of this Note may be prepaid in whole, but not in part, on any regular scheduled payment date, provided that: (1) not later than sixty (60) days prior to such prepayment, Maker delivers written notice to Payee that Maker intends to prepay this Note in full on the date specified in such notice; and, (2) Maker pays to Payee at the time of such prepayment, a sum (the "Prepayment Premium") equal to the greater of the following calculations:

            (i) The sum of (a) the present value of the scheduled monthly payments set forth above in this Note from the date of prepayment to the Maturity Date or the next applicable Call Date, whichever is the next to occur, and (b) the present value of the amount of principal and interest due on the Maturity Date or the next applicable Call Date, whichever is the next to occur (assuming all scheduled monthly payments due prior to such date were made when due); minus the outstanding principal balance of this Note as of the date of prepayment. The present values described in clauses (a) and (b) above shall be computed on a monthly basis as of the date of prepayment discounted at an interest rate equal to the yield of actively traded U.S. Treasury obligations having the same maturity as the Maturity Date or the next applicable Call Date, whichever is the next to occur, as published in the Federal Reserve Statistical Release H.15 (519) Selected Interest Rates listed under the U.S. Government Securities, Treasury Constant Maturities ("Treasury Rate"), plus twenty (20) basis points. The Treasury Rate so used shall be the "Week Ending" yield for the week immediately preceding the date of such prepayment. If no Treasury Constant Maturities are published for the specific length of time from the date of prepayment of this Note to the Maturity Date or the next applicable Call Date, whichever is the next to occur, the Treasury Rate that shall be used shall be computed based on a linearly interpolated interest rate yield between the two Treasury Constant Maturities that (i) most closely correspond with the Maturity Date or the next applicable Call Date, whichever is the next to occur, as of the date of such prepayment and (ii) bracket in time the Maturity Date or the next applicable Call Date, whichever is the next to occur, one being before the Maturity Date or the next applicable Call Date and the other being after the Maturity Date or the next applicable Call Date. If for any reason Treasury Constant Maturities is no longer published in the Federal Reserve Statistical Release H. 15 (519) Selected Interest Rates, the Treasury Rate shall be based on the yields reported in another publication of comparable reliability and institutional acceptance as selected by the Payee in its sole and absolute discretion that most closely approximates yields in percent per annum of actively traded U.S. Treasury obligations of varying maturities. The sum calculated in accordance with this subparagraph (i) is intended to be the sum that, together with the principal amount prepaid, shall be sufficient to enable Payee to invest in U.S. Treasury obligations for the remaining original term of this Note or until the next applicable Call Date, whichever is next to occur, to produce, as nearly as possible, the same effective yield to the Maturity Date or the next applicable Call Date, whichever is next to occur, as would have been produced under this Note, adjusted, however, for the addition of twenty (20) basis points to the discount rate as set forth in the second sentence of this subparagraph
      (i).

            (ii) One percent (1%) of the then outstanding principal balance of this Note.

      Except as provided in the next sentence, in no event shall the amount prepaid be less than the total amount of the then outstanding principal and accrued and unpaid interest thereon plus one percent (1%) of the then outstanding principal balance of this Note. Notwithstanding the foregoing Lock Out Period, no Prepayment Premium shall be payable with respect to a prepayment that (a) results from application of proceeds of casualty insurance with respect to insured property damage or compensation received in respect of condemnation or other governmental taking of all or part of the Premises, in either case when no Event of Default exists, or (b) is made within ninety (90) days prior to the Maturity Date or any Call Date, regardless of whether Payee has exercised its option to call this Note. In the event the Prepayment Premium were to be construed by a court having jurisdiction thereof to be an interest payment, in no event shall the Prepayment Premium exceed an amount equal to the excess, if any, of (i) interest calculated at the highest applicable rate permitted by applicable law, as construed by courts having jurisdiction hereof, on the principal balance of this Note from time to time outstanding from the date thereof to the date of such acceleration, less (ii) interest theretofore paid and accrued on this Note.

      If the maturity of the Indebtedness is accelerated by Payee as a consequence of the occurrence of an Event of Default, or in the event the right to foreclose the Security Deed shall otherwise accrue to Payee, the Maker agrees that an amount equal to the Prepayment Premium (determined as if prepayment were made on the date of acceleration, and if during the Lock Out Period the Prepayment Premium shall be payable) shall be added to the balance of unpaid principal and interest then outstanding, and that the Indebtedness shall not be discharged except: (i) by payment of such Prepayment Premium, together with the balance of principal and interest and all other sums then outstanding, if the Maker tenders payment of the Indebtedness prior to completion of a non-judicial foreclosure sale (if applicable in Georgia), judicial order or judgment of foreclosure sale; or (ii) by inclusion of such Prepayment Premium as a part of the Indebtedness in any such completion of a non-judicial foreclosure sale (if applicable in Georgia), judicial order or judgment of foreclosure.

      It is hereby expressly agreed by Maker that time is of the essence in the performance of this Note and that each of the following occurrences shall constitute a default ("Event of Default") under this Note:

            (i) The failure of the Maker to:

                  (a) make any payment of principal or interest under this Note within ten (10) days after the same shall fall due, or

                  (b) comply with any of the other terms of this Note within thirty (30) days after written notice of such failure has been given by Payee to Maker or within such longer period of time, not to exceed an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if Maker is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within such additional thirty-day period.

            (ii) The failure of Maker to make payment of any amount due the Payee under any Loan Document other than this Note, on the date the same shall fall due (including any applicable grace period).

            (iii) The occurrence of any breach, default, event of default or failure of performance (however denominated) under any Loan Document other than this Note, and the expiration of any applicable cure period without the same having been cured.

      Notwithstanding the foregoing, no Event of Default shall arise under subparagraph (i)(a) above and no Late Charge shall be due with respect to any such payment unless Payee shall provide written notice of such failure and permit Maker to cure such failure within ten (10) days after the giving of such notice; provided, however, that in no event shall Payee be required to provide such notice and allow such opportunity to cure more than one (1) time during any calendar year.

      From and after the date of the occurrence of any Event of Default and continuing until such Event of Default is fully cured (if Maker is entitled under this Note to cure such default) or until this Note is paid in full, the Maker promises to pay interest on the principal balance of this Note then outstanding at the rate (the "Default Rate") equal to the Note Rate plus five percentage points per annum or, if less, the maximum rate permitted under applicable law. Interest at the Default Rate shall accrue on the amount of any judgment rendered hereon or in connection with any foreclosure of the Security Deed. The Maker agrees that such additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of such Event of Default. During the existence of any such Event of Default Payee may apply payments received on any amounts due hereunder or under the terms of any of the Loan Documents as Payee shall determine.

      Payee shall have the following rights, powers, privileges, options and remedies whenever any Event of Default shall occur under this Note:

            (i) To foreclose, or exercise any power of sale under, the Security Deed.

            (ii) To accelerate the maturity of the Indebtedness and declare the entire unpaid principal balance of, and any unpaid interest then accrued on, this Note, together with any Prepayment Premium, without demand or notice of any kind to the Maker or any other person, to be immediately due and payable.

            (iii) To exercise any and all rights, powers, privileges, options and remedies available at law or in equity and as provided in any of the Loan Documents.

      Upon the occurrence of an Event of Default, the Maker expressly agrees to pay all costs of collection and enforcement of every kind, including without limitation, all reasonable attorneys' fees and expenses, court costs, costs of title evidence and insurance, inspection and appraisal costs and expenses of every kind incurred by Payee in connection with the protection or realization of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto, including, but not limited to, any post-judgment fees, and costs or expenses incurred on any appeal, in collection of any judgment or in appearing and/or enforcing any claim in any bankruptcy proceeding. The occurrence of an Event of Default under this Note shall constitute a default under each and all of the other Loan Documents.

      The rights, powers, privileges, options and remedies of Payee, as provided in this Note, in any of the Loan Documents, or otherwise available at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur. No delay or discontinuance in the exercise of any right, power, privilege, option or remedy hereunder shall be deemed a waiver of such right, power, privilege, option or remedy, nor shall the exercise of any right, power, privilege, option or remedy be deemed an election of remedies or a waiver of any other right, power, privilege, option or remedy. Without limiting the generality of the foregoing, the failure of the Payee after the occurrence of any Event of Default to exercise Payee's right to declare the Indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right in connection with any future Event of Default. Acceleration of maturity, once elected by Payee, may be, in Payee's sole and absolute discretion rescinded by Payee's written acknowledgment to that effect, but without limiting the foregoing, the tender and acceptance of partial payment or partial performance shall not, by itself, in any way affect or rescind such acceleration.

      Maker waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, notice of intent to accelerate, notice of acceleration of maturity, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except as otherwise provided herein, and agrees that if more than one the liability of each of them hereunder shall be joint, several and unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any collateral given to secure the payment hereof, or any part thereof, with or without substitution, and agrees that additional makers or guarantors may become parties hereto without notice to any of them or affecting any of their liability hereunder.

      Payee shall not by any acts of omission or commission be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth therein; a waiver in respect of one event shall not be construed as continuing or as a bar to the exercise or waiver of such right or remedy in respect of a subsequent event.

      All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices") shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

      All Notices shall be deemed given and effective upon the earliest to occur of: (x) the hand delivery of such Notice to the address for Notices; (y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail as set forth in (iii) above. All Notices shall be addressed to the following addresses:

          Maker:          Foothill Chimney Associates Limited Partnership
                           c/o AIMCO Properties, L.P.
                          4582 S. Ulster Street, Suite 1100
                             Denver, Colorado 80237
                          Attn:  Jeff Ogden

With a copy to:           Ballard Spahr Andrews & Ingersoll, LLP
                          1225 17th Street, Suite 2300
                           Denver, Colorado 80202-5596
                          Attn: Beverly J. Quail, Esq.

          Payee: ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC
                        5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia 30327-4349
                        Attention: Mortgage Loan Servicing Department

                                       and

                          ING Investment Management LLC
                        5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia 30327-4349
                        Attention:  Real Estate Law Department

With a copy to:         Nyemaster, Goode, West,
                        Hansell & O'Brien, P.C.
                        700 Walnut, Suite 1600
                        Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

      This Note shall be governed by and construed in accordance with the laws (excluding conflicts of laws rules) of Georgia.

      Subject to the terms of the next succeeding paragraph and notwithstanding anything to the contrary otherwise contained in this Note, but without in any way releasing, impairing or otherwise affecting this Note or any of the other Loan Documents (including without limitation any guaranties or indemnification agreements) or the certain Environmental Indemnification Agreement to which Maker is a party, or the validity hereof or thereof, or the lien of the Security Deed, it is agreed that Payee's source of satisfaction of the Indebtedness and Maker's other obligations hereunder and under the Loan Documents other than any separate guaranty agreement or the Environmental Indemnification Agreement is limited to (a) the Premises and proceeds thereof, (b) rents, income, issues, proceeds and profits arising out of the Premises, and (c) any separate guaranty or indemnification agreements guarantying or indemnifying Payee with respect to the payment of any amounts due hereunder and under the Loan Documents and/or Maker's performance hereunder and under the Loan Documents; provided, however, that nothing herein contained shall be deemed to be a release or impairment of said Indebtedness or the security therefor intended by the Security Deed, or be deemed to preclude Payee from foreclosing the Security Deed or from enforcing any of Payee's rights or remedies in law or in equity thereunder, or in any way or manner affecting Payee's rights and privileges under any of the Loan
Documents or any separate guaranty or indemnification agreements guarantying Maker's payment and/or performance hereunder and/or under the Loan Documents.

PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING IN THIS NOTE TO THE CONTRARY, MAKER SHALL PAY, AND THERE SHALL AT NO TIME BE ANY LIMITATION ON MAKER'S PERSONAL LIABILITY FOR THE PAYMENT TO PAYEE OF:

            (i) the application of rents, security deposits, or other income, issues, profits, and revenues derived from the Premises after the occurrence of an Event of Default to the extent applied to anything other than (a) normal and necessary operating expenses of the Premises or (b) the Indebtedness evidenced by the Note. It is understood that any rents collected more than one month in advance as of the time of the Event of Default shall be considered to have been collected after the Event of Default;

            (ii) any loss, cost or damages arising out of or in connection with fraud or material misrepresentations to Payee by Maker (or by any of its general partners, officers, shareholders, members, or their agents, if applicable);

            (iii) any loss, cost or damages arising out of or in connection with Maker's use or misapplication of (a) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Premises, or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Premises, for purposes other than those set forth in the Security Deed;

            (iv) any loss, cost or damages arising out of or in connection with any waste of the Premises or any portion thereof and all reasonable costs incurred by Payee in order to protect the Premises;

            (v) any taxes, assessments and insurance premiums for which Maker is liable under this Note, the Security Deed or any of the other Loan Documents and which are paid by Payee (but not the proportionate amount of any such taxes, assessments and insurance premiums which accrue following the date of foreclosure [plus any applicable redemption period] or acceptance of a deed in lieu of foreclosure);

            (vi) any loss,  cost or damages arising out of or in connection with
      the  covenants,   obligations  and  liabilities  under  the  Environmental
      Indemnification Agreement;

            (vii) any loss, cost or damages arising out of or in connection with any construction lien, mechanic's lien, materialman's lien or similar lien against the Premises arising out of acts or omissions of Maker;

            (viii) any loss, cost or damages arising out of or incurred in order to cause the Improvements to comply with the accessibility provisions of The Americans with Disabilities Act and each of the regulations promulgated thereunder, as the same may be amended from time to time which are required by any governmental authority;

            (ix) the total Indebtedness in the event that (a) Payee is prevented from acquiring title to the Premises after an Event of Default because of failure of Maker's title to the Premises under federal, state or local laws, less any recovery received by Payee from any title insurance policy it holds in connection with the Premises, or (b) Maker or any guarantor of any of Maker's obligations hereunder voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of the Federal Bankruptcy Code;

            (x) any loss, cost, damages, expense and liability, including, but not limited to, reasonable attorneys' fees and costs, resulting from any act of Maker or its general partners, members, shareholders, officers, directors, beneficiaries, and/or trustees, as the case may be, to obstruct, delay or impede Payee from exercising any of its rights or remedies under the Loan Documents;

            (xi) the entire Indebtedness in the event (a) Maker makes a transfer of an interest in the Maker or the Premises in a manner which is not permitted by the terms of Paragraph 30 of the Security Deed without the prior written approval of Payee, or (b) Maker encumbers the Premises with a mortgage or other security instrument in a manner which is not permitted by the terms of Paragraph 30 of the Security Deed without the prior written approval of Payee;

            (xii) all reasonable third party costs and fees, including without limitation reasonable attorney fees, incurred by Payee in the enforcement of subparagraphs (i) through (xi) above.

With the exception of those items of liability  specifically  set forth in items
(i) through (xii) above, the lien of any judgment against Maker in any proceeding instituted on, under or in connection with this Note shall not extend to any property now or hereafter owned by Maker other than the interest of the Maker in the Premises and the other security for the payment of this Note.

      This Note, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Maker, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

      Notwithstanding anything to the contrary contained herein, all references herein to attorneys' fees shall be deemed to refer to reasonable attorneys' fees actually incurred on an hourly basis and not to statutory attorneys' fees under O.C.G.A. ss. 13-1-11.

      THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

      Maker acknowledges receipt of a copy of this instrument at the time it was signed.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Maker has executed and delivered this Promissory Note, under seal, as of the date first above written.

                                       FOOTHILL CHIMNEY ASSOCIATES LIMITED
                                       PARTNERSHIP, a Georgia limited
                                       partnership

                                           By:   ConCap Equities, Inc., a
                                                 Delaware corporation, Its
                                                 General Partner

                            By: /s/ Patti K. Fielding
                                       (SEAL)
                            Name: Patti K. Fielding
                            Title: Executive Vice President
                                   and Treasurer





                       [SIGNATURE PAGE TO PROMISSORY NOTE]

                                                                  Exhibit 10.108

AIMCO Foothill Chimney (GA)
19806-718

                           LETTER OF CREDIT AGREEMENT

This Letter of Credit Agreement (this "Agreement") is made as of the 29 day of April, 2005, by FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership ("Borrower") for the benefit of ING USA ANNUITY AND LIFE INSURANCE COMPANY, an Iowa corporation ("Lender").

                                    RECITALS:

      A. Under the terms of a certain Loan Application/Commitment dated March 11, 2005 (the "Commitment"), ING Investment Management LLC, as agent for Lender ("ING"), agreed to fund a certain loan to Borrower in the original principal amount of $19,250,000 (the "Loan"). The proceeds of the Loan are being used for the financing of the Belmont Place Apartments located at 2825 Windy Hill Road, S.E. in Marietta, Georgia as more particularly described in the Security Deed, as defined below (the "Property").

      B. The Loan is evidenced by a Secured Promissory Note (the "Note"), dated this same date made by Borrower and is secured by, among other things, a Deed to Secure Debt and Security Agreement (the "Security Deed"), dated this same date, granting Lender a lien or interest on the Property, subject only to the mortgage lien of the issuer of the Letters of Credit (as hereinafter defined). The Note, Security Deed and other documents executed in connection with the Loan, including this Agreement, are collectively referred to as the "Loan Documents."

      C. Lender has requested, and Borrower has agreed, that Borrower provide Lender with two letters of credit totaling the amount of Five Million Dollars ($5,000,000) to secure the obligations of Borrower under the Loan until such time as the release conditions, as hereinafter described, have been satisfied. Borrower and Lender have agreed to execute this Agreement to evidence the parties understandings with respect to the letters of credit.

NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Agreement, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

      1. Letters of Credit. Borrower is delivering to Lender, and shall thereafter maintain in place until such time as the written release conditions relating to each such letter of credit, as set forth in Section 2, have been satisfied, two separate, unconditional, irrevocable, payable at sight letters of credit, in all material respects in the form attached hereto as Exhibit "A," issued by a bank approved by Lender, each such letter of credit in the stated principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (collectively, the "Letters of Credit"). The Letters of Credit shall each name Lender as its beneficiary. The Letters of Credit shall each be issued for a term of not less than one (1) year from the date of this Agreement and shall automatically renew for successive one (1) year periods, unless written notice of nonrenewal is sent to Lender not less than sixty (60) days prior to nonrenewal.

      2. Release Conditions.

      A. Initial Release. Lender shall release one of the two Letters of Credit (the "Initial Release") upon written request from Borrower provided that (a) the Property has reached an annual Gross Base Rental Income of not less than $2,935,940 from not more than 60% of the 326 units; and (b) a final certificate of occupancy has been issued for Building 12 located at the Property (the "Initial Release Conditions").

      B. Final Release. Lender shall release the second of the two Letters of Credit (the "Final Release") upon written request from Borrower provided that
(a) the Property has reached an annual Gross Base Rental Income of not less than $3,900,000 from not more than 88% of the 326 units; and (b) Borrower has previously satisfied the Initial Release Conditions (the "Final Release Conditions").

      C. Additional Terms and Conditions for Release. In connection with Borrower's request for the Initial Release and the Final Release, Borrower shall submit to Lender a certified rent roll for the Property for Lender's review and approval evidencing the number of leased units, the individual unit income and Gross Base Rental Income generated by the entire Property. In connection with any such requested release, Lender shall have the right to inspect the Property, subject to the rights of tenants. The term "Gross Base Rental Income" shall mean rental income from apartment units at the Property, exclusive of garage rentals or other income.

      3. Right to Draw on Letters of Credit. Lender may draw upon any Letters of Credit then outstanding, in whole or in part, or in multiple draws, to satisfy any obligations of Borrower under the Loan Documents, upon the occurrence of any of the following: (a) Borrower fails to satisfy the Final Release Conditions on or before May 1, 2008; (b) Lender receives a notice of non-renewal of the Letters of Credit from the issuing institution; or (c) an Event of Default exists under this Agreement.

      4. Application of Proceeds of Letters of Credit. In the event Lender draws upon any of the Letters of Credit as provided in Section 3 hereof, Lender may apply the funds so drawn to any obligations of Borrower under the Loan, including any prepayment premium under the Note, in such order and manner as Lender may elect in its sole discretion.

      5. Event of Default. An Event of Default shall exist under this Agreement if: (a) an Event of Default occurs under (and as defined in) the Note, the Security Deed, or the Assignment of Rents and Leases or any of the other Loan Documents; (b) Lender receives a notice of nonrenewal of any Letter of Credit, unless a substitute Letter of Credit, in form and substance acceptable to Lender in accordance with the requirements of Section 1(a) is provided to Lender within fifteen (15) days of the issuance of such notice of nonrenewal; (c) Borrower fails to comply with or perform or observe any agreement, covenant, obligation, or condition to be performed, observed, or complied with by Borrower under this Agreement (other than the covenant described in Section 5(b)) within thirty (30) days after written notice of such failure is given by Lender to Borrower; (d) the Letters of Credit are dishonored by the Issuer upon presentation by Lender; or (e) any of the representations or warranties made by Borrower under this Agreement proves to be misleading or untrue in any material respect. Any Event of Default under this Agreement shall constitute an Event of Default under the Security Deed.

      6. Indemnification. (a) Borrower agrees to indemnify and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs or expenses, including litigation costs and reasonable attorneys' fees, arising from or in any way connected with the performance of the release conditions except for such items resulting from the gross negligence or willful misconduct of Lender.

      (b) All costs and expenses arising out of this Agreement shall be paid by Borrower.

      (c) Borrower agrees to pay all expenses and costs including, without limitation, reasonable attorneys' fees and court costs, incurred by Lender in connection with the enforcement of this Agreement or the realization of Lender's security. Notwithstanding anything to the contrary contained herein, all references herein to attorneys' fees shall be deemed to refer to reasonable attorneys' fees actually incurred on an hourly basis and not to statutory attorneys' fees under O.C.G.A. ss. 13-1-11.

      7. Remedies Cumulative. None of the rights and remedies conferred upon or reserved to Lender under this Agreement are intended to be exclusive of any other rights, and each and every such right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

      8. Successors and Assigns Bound. This Agreement shall be binding upon Borrower and Lender and their respective successors and assigns. Borrower shall not assign any of its rights and obligations under this Agreement without the prior written consent of Lender.

      9. No Third Party Beneficiary. This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in any provision of this Agreement or the other Loan Documents.

      10. Amendment and Waiver. No amendment to this Agreement will be valid unless it is made in writing and executed by the parties to this Agreement. No specific waiver or forbearance for any breach of any of the terms of this Agreement shall be considered as a general waiver of that or any other term of this Agreement.

      11. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

      12. Assumption of Loan. If the Premises is transferred and the obligations of Borrower under the Loan Documents are assumed by the transferee of the Premises, that transferee shall be required to assume Borrower's duties and obligations under this Agreement and shall be required to execute and deliver to Lender such documents as Lender requires to effectuate such assumption of duties and obligations.

      13. Entire Agreement. This Agreement contains the complete and entire understanding of the parties with respect to the subject matters hereof and no changes shall be recognized as valid unless they are made in writing and signed by the parties. No specific waiver of any of the terms of this Agreement shall be considered as a general waiver. If any provision of this Agreement is in conflict with any provision of the Security Deed regarding the Letters of Credit, the provision contained in this Agreement shall control.

      14. Notices. (a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

      (b) All Notices shall be deemed given and effective upon the earlier to occur of: (x) the hand delivery of such Notice to the address for Notices; (y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

      Borrower:           Foothill Chimney Associates Limited Partnership
                           c/o AIMCO Properties, L.P.
                          4582 S. Ulster Street, Suite 1100
                             Denver, Colorado 80237
                          Attn:  Jeff Ogden

With a copy to:           Ballard Spahr Andrews & Ingersoll, LLP
                          1225 17th Street, Suite 2300
                           Denver, Colorado 80202-5596
                          Attn: Beverly J. Quail, Esq.

      Lender: ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC
                        5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia 30327-4349
                        Attention: Mortgage Loan Servicing Department

        and to:               ING Investment Management LLC
                        5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia 30327-4349
                        Attention:  Real Estate Law Department

With a copy to:         Nyemaster, Goode, West,
                        Hansell & O'Brien, P.C.
                        700 Walnut, Suite 1600
                        Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

      15. Severability. The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.

      16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia (excluding conflicts of laws rules), and applicable federal law.

      17. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be a duplicate original.

      18. Time is of the Essence. Time is of the essence with respect to performance.


         THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF the undersigned have executed this Agreement under seal as of the date and year first written above.

                                         FOOTHILL CHIMNEY ASSOCIATES LIMITED
                                         PARTNERSHIP, a Georgia limited
                                         partnership                   (SEAL)

                                            By:ConCap Equities, Inc., a
                                            Delaware corporation, Its General
                                            Partner

                                               By:  /s/ Patti K. Fielding
                                              (SEAL)
                                               Name: Patti K. Fielding
                                              Title: Executive Vice
                                                     President and Treasurer

                                                                  Exhibit 10.109

Instrument Prepared By, And
When Recorded Return To:
Nyemaster, Goode, West,
 Hansell & O'Brien, P.C.
700 Walnut, Suite 1600
Des Moines, Iowa 50309
Attention: James C. Wine

AIMCO Foothill Chimney (GA)
19806-718

                  DEED TO SECURE DEBT AND SECURITY AGREEMENT

      THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT ("Security Deed") is made as of April 29, 2005, by FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP, a Georgia limited partnership ("Grantor"), with the mailing address of 2825 Windy Hill Road, SE, Marietta, Georgia 30067, for the benefit of ING USA ANNUITY AND LIFE INSURANCE COMPANY, an Iowa corporation ("Grantee") with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

                              W I T N E S S E T H:

      WHEREAS, Grantor has executed and delivered to Grantee a Promissory Note dated on or about this same date in the principal amount of NINETEEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($19,250,000), (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the "Note"), which Note provides, among other things, for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before the first day of November, 2034, the Note by this reference thereto being incorporated herein; and

      WHEREAS, Grantee is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Grantee on account of any future payments, advances or expenditures made by Grantee pursuant to the Note or this Security Deed and any additional sums with interest thereon which may be loaned to Grantor by Grantee or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the "Indebtedness"). Anything contained herein to the contrary notwithstanding, it is the intention of Grantor and Grantee and the effect of this Security Deed that the obligations of the Indemnitors under that certain Environmental Indemnification Agreement of even date herewith in favor of Grantee are not included within the meaning of the term "Indebtedness" as used herein, and are not secured by this Security Deed or by any of the other security and collateral for the Indebtedness, but rather that such obligations be and remain unsecured.

      NOW, THEREFORE, Grantor, to secure payment of the Indebtedness and the performance of the covenants and agreements herein contained to be performed by Grantor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

      1. Granting Clauses. Grantor hereby irrevocably and absolutely does by these presents GRANT AND CONVEY, WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN AND SELL to Grantee, its successors and assigns, with all POWERS OF SALE and all statutory rights under the laws of Georgia, and grants to Grantee a security interest in, all of Grantor's present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the "Premises"):

      (a) That certain real property situated in Cobb County, Georgia, and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Land"), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the "Improvements");

      (b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in anyway appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

      (c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Grantor in and to any strips and gores adjoining the Land;

      (d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Grantor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Grantor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, audio or video equipment, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers and computer equipment, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements; and as to any of the property aforesaid which may not be deemed to form a part and parcel of the Land or may not constitute a "fixture" (as such term is defined in the Georgia Uniform Commercial Code), this Security Deed is hereby deemed to be, as well, a security agreement under the Georgia Uniform Commercial Code for the purpose of creating a security interest in such property, which Grantor hereby grants to Grantee as Secured Party, for the benefit of the Grantee (as such term is defined in the Georgia Uniform Commercial Code);

      (e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Security Deed at the date of receipt of any such award or payment by Grantor or Grantee, and of the reasonable counsel fees, costs and disbursements incurred by Grantor or Grantee in connection with the collection of such award or payment. Grantor agrees to execute and deliver, from time to time, such further instruments as may be requested by Grantee to confirm such assignment to Grantee of any such award or payment.

      (f) All accounts receivable and any right of Grantor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Premises, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom (collectively, the "Accounts");

      (g)  All  authorizations,   licenses,   permits,   contracts,   management
agreements,   franchise   agreements,   and  occupancy  and  other  certificates
concerning the ownership, use and operation of the Premises;

      (h) All monies on deposit for the payment of real estate taxes or special assessments against the Premises or for the payment of premiums on policies of fire and other hazard insurance covering the Premises; all proceeds paid for damage done to the Premises; all proceeds of any award or claim for damages for the Premises taken or damaged under the power of eminent domain or by condemnation; all rents, issues and leases of the Premises; and all tenants' or security deposits held by Grantor in respect of the Premises;

      (i) All names under or by which the Premises or any Improvements thereon may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Premises;

      (j) All shares of stock or partnership interest or other evidence of ownership of any part of the Premises that is owned by Grantor in common with others, including all water stock relating to the Premises, if any, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises and any management agreements;

      (k) All plans and specifications prepared for construction of Improvements on the Premises and all studies, data and drawings related thereto; and all contracts and agreements of Grantor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of Improvements on the Premises;

      (l) All of Grantor's right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan document made between Grantor and Grantee with respect to the Premises, together with all income, profits, benefits and advantages arising therefrom;

      (m) All goods, Accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Georgia Uniform Commercial Code ("UCC")) located on and used in the operation of the Premises;

      (n) All substitutions, accessions, additions and replacements to any of the foregoing; and

      (o) All products and proceeds of any of the foregoing, or with respect to the Premises, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Premises, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Security Deed, the term "proceeds" means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

      The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

      TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Grantee, its successors and assigns, forever, for the uses and purposes herein expressed forever in fee simple.

      THIS SECURITY DEED IS A DEED CONVEYING TITLE PURSUANT TO THE LAWS OF GEORGIA AND IS NOT A MORTGAGE, AND IS GIVEN TO SECURE: Payment of the Indebtedness; payment of such additional sums with interest thereon which may hereafter be loaned to Grantor by Grantee pursuant to the Note or Security Deed or otherwise advanced under the Loan Documents (the "Loan"), including without limitation advances made by Grantee to protect the Premises or the lien or interest of this Security Deed or to pay taxes, assessments, insurance premiums, and all other amounts that Grantor has agreed to pay pursuant to the provisions hereof or that Grantee has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note; and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Security Deed, the Note, and every other agreement, document and instrument to which reference is expressly made in this Security Deed or which at any time evidences or secures the Indebtedness evidenced by the Note (this Security Deed, the Note and all such other agreements, documents and instruments evidencing, securing and otherwise relating to the Note, but excluding the certain Environmental Indemnification Agreement executed by Grantor, are hereinafter sometimes collectively referred to as the "Loan Documents"). Grantor hereby warrants that Grantor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Grantor will forever warrant and defend the title to the Premises unto Grantee against the claims of all persons whomsoever; and that the Premises are unencumbered except as set forth on Grantee's title insurance policy dated on or about even date herewith regarding the Premises.

      2. Maintenance,  Repair and Restoration of Improvements,  Payment of Prior
Liens, etc. Grantor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed (except to the extent Grantee receives insurance proceeds resulting from such damage or destruction which Grantee does not make available to Grantor for such repair, restoration or rebuilding), such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable); (c) subject to Paragraph 3(b) below, immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Grantee of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises except for changes which may be necessary to comply with the Americans with Disabilities Act and other nonstructural changes to the Improvements which do not reduce or otherwise materially alter the size of the Improvements, provided that, no party making such alterations to the Improvements shall be entitled to claims for labor, materials and supplies or otherwise, which if unpaid, might become a Lien or charge upon the Premises or any part thereof which could have priority over the interest of this Security Deed or any other security instrument held by Grantee; (g) suffer or permit no material change in the general nature of the use of the Premises, without Grantee's written consent (which consent shall not be unreasonably withheld or delayed); (h) initiate or acquiesce in no zoning reclassification or variance with respect to the Premises without Grantee's written consent; and (i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

      3. Payment of Taxes; Contest of Impositions.  (a) Grantor shall pay thirty
(30) days before any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Grantee duplicate receipts therefor.

      (b) Notwithstanding anything contained herein to the contrary, Grantor shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraph 2 above and this Paragraph 3 so long as the Grantor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that the Grantor shall give such security and in such amounts as may be reasonably demanded by the Grantee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Grantor. Any such contest shall be prosecuted with due diligence and the Grantor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph 3, Grantor shall (and if Grantor shall fail so to do, Grantee may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of the Grantee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

      4. Tax Deposits. Except as may otherwise be agreed by Grantee in writing, Grantor covenants and agrees to deposit with such depositary as the Grantee from time to time may in writing appoint, and in the absence of such appointment, then at the office of Grantee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last ascertainable year (if the current year's taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Grantee's reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Grantor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Grantee or such depositary.

      If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the interest of this Security Deed, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Grantor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

      5. Grantee's Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Grantee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Grantor's obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Grantee may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Grantor or to the then owner or owners of the Premises. A security interest within the meaning of the Georgia Uniform Commercial Code ("UCC") is hereby granted to the Grantee in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Grantor's right, title and interest therein are hereby assigned to Grantee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Grantor; provided, however, that neither Grantee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Grantee nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct. Grantor agrees to cooperate with Grantee in executing a control agreement, if necessary, with the depositary chosen to manage the deposit account envisioned by Paragraphs 4 and 7 for the purpose of perfecting the security interest in said account.

      6. Insurance.

      (a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Grantee. All insurance shall be written in policies and by insurance companies approved by Grantee which approval shall not be unreasonably withheld so long as a Best Class rating of at least A X is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Grantee and shall provide for at least thirty (30) days prior written notice of cancellation to Grantee as well as a waiver of subrogation endorsement, all as required by Grantee, in form and content acceptable to Grantee. All policies (or duplicate certified copies or certificates thereof) shall, with all premiums fully paid, be delivered to Grantee as issued at least thirty (30) days before the expiration of existing policies and shall be held by Grantee until all sums hereby secured are fully paid. Upon request by Grantee, Grantor shall furnish Grantee evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Security Deed or other transfer of title to the Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Grantee and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or grantee. Grantee shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

      (b) Without in any way limiting the generality of the foregoing, Grantor covenants and agrees to maintain insurance coverage on the Premises which shall include: (i) all risk coverage property insurance (insuring against special causes of loss) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a Replacement Cost Endorsement (without depreciation), an Increased Cost of Construction Endorsement and an Agreed Amount Endorsement (pertaining to the co-insurance clause), and containing a mortgagee clause in Grantee's favor; and if at any time a dispute arises with respect to replacement cost, Grantor agrees to provide at Grantor's expense, an insurance appraisal prepared by an insurance appraiser approved by Grantee, establishing the full replacement cost in a manner satisfactory to the insurance carrier ("full replacement cost" shall mean the cost of replacing the Improvements and personal property without deduction for physical depreciation; (ii) rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (i) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, based upon one hundred percent (100%) occupancy of such Improvements, less any allocable charges and expenses which do not continue during the period of restoration and naming Grantee in a standard mortgagee loss payable clause thereunder; (iii) commercial general liability insurance with a broad form coverage endorsement for an amount as required from time to time by the Grantee but not less than an aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Grantee as an additional insured thereunder; (iv) flood insurance whenever in Grantee's judgment such protection is necessary and is available and in such case in an amount acceptable to Grantee and naming Grantee as the loss payee thereunder; (v) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Grantee, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; and (vi) such other insurance that may be reasonably required from time to time by Grantee.

      (c) Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

      7. Insurance Premium Deposits. Except as may otherwise been agreed by Grantee in writing, Grantor further covenants and agrees that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Grantor, Grantor shall deposit with Grantee or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Grantee or such depositary, divided by the number of months to elapse thirty
(30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Grantor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Grantee or such depositary.

      8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

      (a) In case of loss or damage by fire or other casualty, Grantor shall immediately give Grantee and the insurance companies that have insured against such risks written notice of such occurrence.

      (b) In case of loss or damage by fire or other casualty, Grantor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed One Hundred Thousand and No/100 Dollars ($100,000), and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Grantor and Grantee and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of One Hundred Thousand and No/100 Dollars ($100,000) are payable or if an Event of Default exists hereunder, then in either of such events, Grantee is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Grantee as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Grantor in writing within thirty (30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Grantor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Grantee's sole and absolute discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Grantor, are sufficient to restore the Premises, (iii) Grantee determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; and (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both. In the event that Grantee makes said proceeds available to Grantor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Grantee may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Grantee, the Grantor shall pay all costs incurred by Grantee in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Grantee, and a title company or agent approved by Grantee in overseeing the disbursement of such insurance proceeds). Except to the extent Grantee receives insurance proceeds resulting from loss or damage by fire or casualty which Grantee does not make available to Grantor in the manner provided in this paragraph for such restoration or rebuilding, the Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000), then insurance proceeds shall not be made available to Grantor unless and until Grantee has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Grantee to Grantor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Grantee, be applied on account of the Indebtedness or be paid to any party entitled thereto under such conditions as Grantee may reasonably require. No interest shall be allowed to Grantor on any proceeds of insurance held by Grantee.

      (c) In the event proceeds of insurance are not made available to Grantor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Grantee, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Grantee in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note.

      9. Stamp Tax. If, by the laws of the United States of America, or of any state having jurisdiction over Grantor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Security Deed, Grantor covenants and agrees to pay such tax in the manner required by any such law. Grantor further covenants to reimburse Grantee for any sums which Grantee reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Security Deed.

      10. Observance of Lease Assignment.

      (a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Grantor, as landlord, has assigned to Grantee, by that certain Assignment of Rents and Leases dated on or about this same date (the "Assignment of Rents"), all of Grantor's right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the "Leases") and all of the rents, issues, profits, royalties, revenues and proceeds arising in connection with the ownership, use or operation of the Premises, including without limitation rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the "Rents").

      (b) All Leases entered into after the date hereof are subject to the approval of Grantee as to form and content, which approval shall not be unreasonably withheld, and Grantor will not, without Grantee's prior written consent, make any Lease except in the ordinary course for actual occupancy by the tenant thereunder pursuant to a standard lease form approved by Grantee. As of the date hereof, Grantor has submitted to Grantee, and Grantee has approved, Grantor's standard lease form for the Premises, and as long as such approved form is used by Grantor, no further approval of Grantee is required; provided, however, that (i) no lease shall have a term of more than twenty-four (24) months, (ii) no Lease shall contain an option to purchase the Premises or any part thereof, and (iii) Grantee may, in the exercise of its reasonable discretion, require such modifications of or additions to such approved form at any time during the term of this Security Deed as it reasonably determines to be required to maintain the security intended to be afforded by the Assignment of Rents.

      (c) Grantor will not, without Grantee's prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

      (d) Grantor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all material covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all material covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed, but except in the ordinary course of business Grantor shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior written consent of Grantee;
(iii) appear in and defend any material action or proceeding arising under, growing out of or in any manner connected with the Leases or material obligations, duties or liabilities of landlord or of the lessees thereunder;
(iv) upon written request of Grantee, transfer and assign to Grantee, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Grantee upon demand, any and all instruments required to effectuate said assignment; (v) furnish Grantee, within twenty (20) days after a request by Grantee so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) days of any demand therefor by Grantee any right to request from the lessee under any Lease a certificate with respect to the status thereof.

      (e) Nothing in this Security Deed or in any other documents relating to the loan secured hereby shall be construed to obligate Grantee, expressly or by implication, to perform any of the covenants of Grantor as landlord under any of the Leases assigned to Grantee or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Grantor agrees to perform and pay.

      (f) Grantor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien or interest hereof.

      (g) Grantee shall have the option to declare this Security Deed in default because of a default of landlord in any Lease of the Premises unless such default is cured by Grantor pursuant to the terms of the Lease and within any applicable cure period or unless such default would not permit the tenant to terminate the Lease. It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Grantee, become immediately due and payable without notice to the Grantor.

      (h) Grantor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises.

      11. Effect of Extension of Time. If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Grantee takes other or additional security for the payment of the Indebtedness, or if Grantee waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interested in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Grantee (subject to the non-recourse provisions of the Loan Documents), notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

      12. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation of any lien or interest thereon, or imposing upon the Grantee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds to secure debt or Grantee's interest in the Premises, or the manner of collection of taxes, so as to affect this Security Deed or the debt secured hereby or the holders thereof, then, and in any such event, Grantor, upon demand by Grantee, shall pay such taxes or assessments, or reimburse Grantee therefor if Grantee pays such taxes and submits proof of payment to Grantor; provided, however, that if in the opinion of counsel for Grantee: (a) it might be unlawful to require Grantor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Grantee may elect, by notice in writing given to Grantor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

      13. Grantee's Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Grantee may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Grantor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Grantor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Grantee in regard to any tax referred to in Paragraphs 9 and 12 hereof or to protect the Premises or the lien or interest hereof, shall be additional Indebtedness and shall become immediately due and payable within ten (10) days of Grantor's receipt of a written demand therefore, and if not paid in such ten (10) day period, shall become additional Indebtedness with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Grantee shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Grantor.

      14. Grantee's Reliance on Tax Bills, Etc. Grantee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

      15. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Grantor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Grantor at the option of the Grantee upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as "Events of Default" and individually referred to as an "Event of Default"), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

      (a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

      (b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 30 hereof (Due on Sale or Further Encumbrance); or

      (c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Grantor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Grantee to Grantor or within such longer period of time, not exceeding an additional thirty
(30) days, as may be reasonably necessary to cure such non-compliance if Grantor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of thirty (30) days; or

      (d) the entry of a decree or order for relief by a court having jurisdiction in respect of Grantor, a general partner of Grantor if Grantor is a partnership, the Grantee or beneficiaries of Grantor if Grantor is a trust, a managing member of Grantor if Grantor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a "Key Party"), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

      (e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

      (f) the death of any guarantor of the Note secured hereby, unless a substitute guarantor or guarantors having a net worth or an aggregate net worth, as the case may be, equal to or greater than the net worth of the decedent upon the date hereof shall become liable by assumption under the guaranty within thirty (30) days of the death of such guarantor; or

      (g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Grantee by or on behalf of Grantor or any guarantor of the Note to induce Grantee to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made; or

      (h) any breach, default, event of default or failure of performance (however denominated) under the Note or any of the other Loan Documents and the expiration of any applicable cure period without the same having been cured; or

      (i) Grantor shall be in default of, or in violation of, beyond any applicable grace period, any conditions, covenants or restrictions which benefit or burden the Premises.

      Notwithstanding the foregoing, no Event of Default shall arise under subparagraph 14(a) (although Grantor shall be liable for any applicable Late Charge (as defined in the Note)) unless Grantee shall provide written notice of such failure and permit Grantor to cure such failure within ten (10) days after the giving of such notice, provided, however, that in no event shall Grantee be required to provide such notice and allow such opportunity to cure more than one
(1) time during any calendar year.

If, while any insurance proceeds or condemnation awards are being held by Grantee to reimburse Grantor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Grantee shall accelerate the Indebtedness, then and in such event, the Grantee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Grantor or any other party entitled thereto without interest.

      16. Acceleration of Indebtedness; Remedies.

      (a) Primary Remedies. If an Event of Default shall occur, Grantee may: declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the property held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Grantee may:

            (i) Enter and take possession of the Premises or any part thereof, exclude Grantor and all persons claiming under Grantor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Grantee, either in the name of Grantor or otherwise, and upon such entry, from time to time, at the expense of Grantor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Grantee may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Grantee to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Grantor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Grantee may be authorized to incur under the provisions of this Security Deed and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Grantee may determine until the same have been paid in full.

            (ii) Institute an action for the foreclosure of this Security Deed and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction.

            (iii) Invoke the power of sale herein granted. Grantee is specifically authorized and empowered to sell and dispose of the Premises at public auction on the steps of, or at the usual place for conducting sales at, the courthouse in the County in which the Premises, or any part thereof, is located, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four consecutive weeks immediately preceding such sale (but without regard to the number of days intervening between the date of publication of the first advertisement and the date of sale) in a newspaper of general circulation in which the sheriff's sales are advertised in such county, all other notice being hereby waived by Grantor. Grantee, its agents, representatives, successors and assigns, may bid and purchase at such sale and conveyance of the Premises in fee simple, which conveyance shall contain recitals as to the default upon which the execution of the power of sale herein granted depends, and Grantor hereby constitutes and appoints Grantee the true and lawful attorney in fact of Grantor to make such recitals, sale and conveyance, and all of the acts of Grantee as such attorney in fact are hereby ratified and confirmed. Grantor agrees that such recitals shall be binding and conclusive upon Grantor and that the conveyance to be made by Grantee shall divest Grantor of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Premises. Grantee shall collect the proceeds of such sale, and after reserving therefrom the entire Indebtedness secured hereby (including attorneys' fees actually incurred) and all costs and expenses of such sale, shall pay any surplus to Grantor, all as provided by law. The power and agency hereby granted are coupled with an interest and are irrevocable by death or dissolution, or otherwise, and are in addition to any and all other remedies which Grantee may have hereunder, at law or in equity.

            (iv) Take all action to protect and enforce the rights of Grantee under this Security Deed by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights.

            (v) Exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Grantor hereby expressly waives, (B) require Grantor to assemble any personal property, or any portion thereof, and make it available to Grantee at a place or places designated by Grantee and reasonably convenient to both parties and
      (C) sell all or any portion of the personal property at public or private sale, without prior notice to Grantor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Grantee in its sole discretion may determine. As to any property subject to Article 9 of the UCC included in the Premises, Grantee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Security Deed and the rights and remedies that Grantee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Grantor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner.

            (vi) Terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Premises, if in the sole discretion of Grantee such property management is unsatisfactory in any respect.

            (vii) Foreclose this Security Deed, at Grantee's option, by judicial or non-judicial foreclosure, for the entire unpaid amount of the Indebtedness, or only as to the sum past due, with interest and costs without injury to this Security Deed or the displacement or impairment of the remainder of the lien or interest thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of the Indebtedness and Grantee may again foreclose, in the same manner, as often as there may be any sum past due. In case of sale in any action or proceeding to foreclose this Security Deed, the Grantee shall have the right to sell the Premises covered hereby in parts or as an entirety. It is intended hereby to give to the Grantee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

            (viii) If an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Grantee shall have the right to institute proceedings, either judicial or non-judicial, at Grantee's option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as "Partial Foreclosure"), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien and interest of this Security Deed for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Security Deed and the lien and interest thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Grantee may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Premises pursuant to any such Partial Foreclosure for any other part of the Indebtedness, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

      (b) Receiver. If an Event of Default shall occur, Grantee shall be entitled as a matter of right to the appointment of a receiver of the Premises and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Grantor, either before or after any sale, and, Grantee may be appointed as such receiver. Such receiver shall have the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Grantor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Grantor and all persons whose interests in the Premises are subject to the lien and interest hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (iii) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver's hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Security Deed, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien and interest hereof or of such decree; and (ii) if this is a leasehold deed to secure debt, all rents due or which may become due under the underlying lease.

      (c) Sales by Parcels. In any sale made under or by virtue of this Security Deed or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Grantee may elect, without regard to the right of Grantor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Grantor waives the marshaling of assets. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Premises are sold or the indebtedness secured hereby is paid in full.

      (d) Effect of Sale. The purchaser at any sale made under or by virtue of this Security Deed or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Grantor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Grantee, may purchase at any such sale. Grantee is hereby irrevocably appointed the attorney-in-fact of Grantor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Grantee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Grantee's written request, Grantor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Grantee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Grantee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Security Deed, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Grantor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Grantor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Grantor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

      (e) Dispossession of Grantor After Sale. If Grantor fails or refuses to surrender possession of the Premises after any sale thereof, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser(s) at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Grantee or any purchaser of the Premises under any provision of this Security Deed or pursuant to any judgment or decree of court.

      (f) Insurance Policies. In the event of a foreclosure sale pursuant to this Security Deed or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Grantor in and to all policies of insurance required under the provisions of this Security Deed shall inure to the benefit of and pass to the successor in interest of Grantor or the purchaser or grantee of the Premises or any part thereof so transferred.

      (g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Grantee shall have the right to foreclose the lien or interest hereof for such Indebtedness or part thereof. In any suit to foreclose the lien or interest hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Grantee for reasonable attorneys' fees, appraiser's fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Grantee may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. Subject to the limitations set forth in O.C.G.A. ss. 13-1-11, all expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien or interest of this Security Deed, including the reasonable fees of any attorneys employed by Grantee in any litigation or proceeding affecting this Security Deed, the Note or the Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Grantor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Security Deed.

      (h) Waivers/Acknowledgments. GRANTOR HEREBY EXPRESSLY: (1) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN IN THIS DEED TO SECURE DEBT TO GRANTEE TO SELL THE PREMISES BY NONJUDICIAL FORECLOSURE UPON DEFAULT, WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED TO SECURE DEBT; (2) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE FIFTH AND FOURTEENTH AMENDMENTS TO THE CONSTITUTION OF THE UNITED STATES, THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED TO SECURE DEBT; (3) ACKNOWLEDGES THAT GRANTOR HAS READ THIS DEED TO SECURE DEBT AND HAS BEEN AFFORDED THE OPPORTUNITY TO CONSULT WITH COUNSEL OF GRANTOR'S CHOICE CONCERNING THE PROVISIONS OF THIS DEED TO SECURE DEBT PRIOR TO EXECUTING THE SAME; (4) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY; AND (5) AGREES THAT GRANTOR'S RIGHT TO NOTICE SHALL BE LIMITED TO THOSE RIGHTS (IF ANY) SPECIFIED IN THIS DEED TO SECURE DEBT.

                                                                  ___________
                                                                       Grantor's
                                                                        Initials

      17. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Security Deed, shall be applied:

      (a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, environmental site assessors fees and costs, appraisers' fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Grantee in order to protect the lien or estate created by this Security Deed or the security afforded hereby including any expenses of entering, taking possession of and operating the Premises;

      (b) then to the payment of any other Indebtedness in such order as Grantee may determine until the same have been paid in full; and

      (c) any balance thereof shall be paid to Grantor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

      18. Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Grantee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Grantee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Grantee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

      19. Grantee's Right of Inspection. Grantee shall, upon reasonable notice to Grantor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

      20. Condemnation. The Grantee may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Grantor promptly prosecutes any compromise or settlement thereof, the Grantor shall control any compromise or settlement proceeding with the result thereof being subject to the Grantee's approval. The Grantor shall give the Grantee immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Grantor hereby assigns, transfers and sets over unto the Grantee the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. Grantee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Grantee elects, in Grantee's sole and absolute discretion, to make said proceeds available to reimburse Grantor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Grantee may require. Except to the extent Grantee receives condemnation proceeds resulting from such taking under the power of eminent domain or condemnation which Grantee does not make available to Grantor for such restoration or rebuilding, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Grantee prior to commencement of any building or restoration. If the proceeds are made available by Grantee to reimburse Grantor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Grantee be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Grantor on the proceeds of any award held by the Grantee.

      21. Release Upon Payment and Discharge of Grantor's Obligations. Grantee shall cancel and surrender the estate and interest created by this Security Deed by proper instrument upon payment and discharge of all Indebtedness including any prepayment premium provided for herein or in the Note secured hereby.

      22. Giving of Notice. (a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
(ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices. Any Notice to be given by Grantor or Grantee hereunder may be given on behalf of such party by the legal counsel of such party.

      (b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

        Grantor:          Foothill Chimney Associates Limited Partnership
                           c/o AIMCO Properties, L.P.
                          4582 S. Ulster Street, Suite 1100
                             Denver, Colorado 80237
                          Attn:  Jeff Ogden

With a copy to:           Ballard Spahr Andrews & Ingersoll, LLP
                          1225 17th Street, Suite 2300
                           Denver, Colorado 80202-5596
                          Attn: Beverly J. Quail, Esq.

        Grantee: ING USA Annuity and Life Insurance Company c/o ING Investment Management LLC
                        5780 Powers Ferry Road, NW, Suite 300
                          Atlanta, Georgia, 30327-4349
                        Attention: Mortgage Loan Servicing Department

                                       and

                          ING Investment Management LLC
                        5780 Powers Ferry Road, NW, Suite 300
                          Atlanta, Georgia, 30327-4349
                        Attention:  Real Estate Law Department

With a copy to:         Nyemaster, Goode, West,
                        Hansell & O'Brien, P.C.
                        700 Walnut, Suite 1600
                        Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

      23. Waiver of Defense. No action for the enforcement of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

      24. Waiver of Statutory Rights. Grantor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Security Deed, but to the extent lawfully allowed hereby waives the benefit of such laws. Grantor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien or interest hereof and agrees that any court having jurisdiction to foreclose such lien or interest may order the Premises sold as an entirety. To the extent permitted by law, Grantor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Security Deed on behalf of Grantor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Security Deed.

25. Furnishing of Financial Statements to Grantee.

      (a) Grantor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times during business hours and on reasonable notice, be open to inspection by Grantee and Grantee's accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained on a cash basis.

      (b) Grantor covenants and agrees to furnish, or cause to be furnished to Grantee, annually, within one hundred twenty (120) days following the end of each fiscal year of Grantor a copy of a report of the operations of the Premises, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses for the previous year and a current rent roll of the Premises. Grantor shall simultaneously deliver to Grantee a financial statement of Grantor, and each of its general partners if Grantor is a partnership, prepared in accordance with the accounting requirements set forth above, certified by Grantor, or an officer, manager or a general partner of any corporate, limited liability company or partnership. Each report or statement shall be certified as true, correct and complete by the individual managing general partner or chief financial officer of the party whom the request concerns. Notwithstanding the foregoing, Grantee, during the term of the Loan, shall have the right to require Grantor to provide quarterly income and expense statements which shall include current cash flow and up-to-date payable and receivables for the Premises, and to require Grantor to provide periodic updates on the rent roll so as to reflect current leasing of the Premises.

      (c) If Grantor omits to deliver as required any report or statement required by this Paragraph 25, and said omission is not cured by Grantor within thirty (30) days after written notice of such omission has been given by Grantee to Grantor, Grantee may elect, in addition to exercising any remedy for an Event of Default as provided for in this Security Deed, to make an audit of all books and records of Grantor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Grantor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Grantee. Grantor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Security Deed.

      26. Filing and Recording Fees. Grantor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Security Deed and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Security Deed.

      27. Business Purpose. Grantor represents, covenants and agrees that all of the proceeds of the Note secured by this Security Deed will be used solely for business purposes and in furtherance of the regular business affairs of Grantor.

      28. Exculpatory. The liability of the Grantor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

      29. Security Agreement. Grantor and Grantee agree that this Security Deed shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Grantee with respect to insurance proceeds or condemnation proceeds ("Deposits") and with respect to any personal property and fixtures included in the definition herein of the word "Premises", which property may not be deemed to form a part of the real estate described in Exhibit "A" or may not constitute a "fixture" within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the "Collateral", and that a security interest in and to the Collateral and the Deposits is hereby granted to Grantee and the Deposits and all of Grantor's right, title and interest therein are hereby assigned to Grantee, all to secure payment of the Indebtedness and to secure performance by Grantor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Security Deed, Grantee, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Grantee shall elect to proceed with respect to the Collateral separately from the real property, ten (10) days' notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Grantee shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by Grantee. Grantor agrees that, without the written consent of Grantee, which consent shall not be unreasonably withheld or delayed, Grantor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Grantor is not in default hereunder, Grantor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value to that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Grantee shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Security Deed and covered hereby. Grantor shall, from time to time, on request of Grantee, deliver to Grantee an inventory of the Collateral in reasonable detail. Grantor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Grantee otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Grantor shall, upon demand execute and deliver to Grantee such financing statements and other documents in form satisfactory to Grantee, and will do all such acts and things as Grantee may at anytime, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

      30. Due on Sale or Further Encumbrance. (a) If, without the Grantee's prior written consent, (i) the Premises or any part thereof or any interest in the Premises or the Grantor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Grantor is further encumbered or pledged; (iv) any lease which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Grantor, if a corporation, or of any corporate general partner of Grantor, if a partnership, or the general partnership interests in any partnership which is a general partner of Grantor, or any membership interest in a Grantor which is a limited liability company, or any beneficial or fiduciary interest in any Grantor which is a trust or trustee, is sold or conveyed, the Grantee shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interests and other sums due and payable under the Note due and payable and exercise all remedies available to Grantee under the Loan Documents. The Grantor understands that the present ownership of the Premises and Improvements will be a material inducement to Grantee in the making of the loan secured by this Security Deed. Any consent by Grantee to a change in ownership or to a change in the composition of the Grantor may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Grantee may impose in its sole discretion. Grantee's prior written consent shall not be required, however, for the transfer set forth in Section (d) below.

      (b) Notwithstanding the foregoing Section 30(a), Grantee will permit one transfer of the Premises, provided: (i) the transferee has a financial and credit standing and management expertise reasonably acceptable to Grantee; (ii) assumption documents in form and substance satisfactory to Grantee are executed by the transferee; (iii) Grantee is paid a transfer fee equal to one percent (1%) of the then outstanding indebtedness and Grantor reimburses Grantee all fees and expenses associated with the transfer including legal fees; (iv) Grantee receives an endorsement to the Grantee's title policy, in form and substance acceptable to Grantee; and, (v) at Grantee's option, Grantee receives opinions of counsel, and Grantor and transferee authorization documents, in form and substance acceptable to Grantee. Further, Grantee, in its sole judgment and discretion, may require individuals specifically named by Grantee to deliver to Grantee an Environmental Indemnification Agreement on Grantee's standard form. The rights granted to Grantor in this subparagraph (b) are personal to Grantor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will release the Grantor or any guarantors from any liability to the Grantee effective upon the closing of such transfer and assumption, subject to the prior written consent of Grantee, which consent may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Grantee deems necessary, execution by the principals of the transferee of Grantee's standard Environmental Indemnification Agreement and such other requirements as Grantee may deem appropriate in its discretion.

      (c) Notwithstanding the foregoing Section 30(a) above, Grantee will permit the following transfers of ownership interests in Grantor without the 1% fee or any change in the loan terms provided that: (i) no Event of Default shall have occurred or be continuing hereunder or under the Loan Documents or any separate documents guaranteeing Grantor's payment and the performance of the Loan; (ii) Grantee is promptly notified of such proposed transfer and provided with such documentation evidencing the transfer and identity of the transferee as reasonably requested by Grantee; (iii) assumption documents, if deemed necessary by the Grantee, in a form that is acceptable to Grantee are executed by the transferee; and (iv) Grantor reimburses Grantee for all fees and expenses including reasonable attorneys' fees associated with Grantee's review and documentation of the transfer:

            (i) Any ownership interest in the Grantor may be transferred upon the death of the owner of said interest but only by will or intestacy; and

            (ii) Any ownership interest in the Grantor may be voluntarily sold, transferred, conveyed or assigned for estate planning purposes to immediate family members or to a family trust, provided that parties owning an interest in Grantor as of the date of this Security Deed shall, at all times during the term of the Loan, retain a minimum of 51% ownership and control of the Premises and the Grantor, "Immediate family members" shall mean the spouse, children, grandchildren, siblings, and the siblings' children, of each holder of an ownership interest in Grantor, as of the date hereof, or a trust for the benefit of one or more of any such persons.

      (d) Notwithstanding the foregoing Section 30(a) above, Grantee will permit the following transfers of ownership within the Grantor entity, Leases of the Premises or transfers of personalty without the 1% fee or change in the Loan terms and without the Grantee's prior consent:

            (i) The grant of a leasehold interest in an individual apartment unit for a term of two (2) years or less provided that such Lease contains no options to purchase the Premises, any portion of the Premises or any apartment unit;

            (ii) a transfer of obsolete or worn out personalty or fixtures or equipment that are contemporaneously replaced by items of equal or better function, quality and value which are free of liens, encumbrances and security interests other than those created by the Loan Documents or expressly consented to by Grantee in writing (no such consent being implied hereby);

            (iii) any membership interest in the Grantor entity may be voluntarily sold, transferred, conveyed or assigned to another entity (or an affiliate of such entity) owning a membership interest in the Grantor as of the date of this Security Deed (for purposes of this subsection
      (iii) the term "affiliate" shall mean an entity under common ownership and control as Grantor); or

            (iv) any limited partnership interest in Grantor may be sold, transferred, assigned or otherwise conveyed provided that affiliates of AIMCO continue to own and control more than 50% of the partnership interests in Grantor, including the general partnership interests in Grantor. "AIMCO" means Apartment Investment and Management Company, a real estate investment trust.

      (e) Notwithstanding the foregoing Section 30(a), Grantor may encumber the Premises with a sole additional deed to secure debt, subordinate in every respect to the lien and interest of this Security Deed, for the purpose of securing secondary indebtedness (the "Subordinate Financing") to another lender (the "Subordinate Lender"), provided that:

            (i) The Subordinate Lender, the documentation for the Subordinate Financing, and the form and terms of the Subordinate Financing are satisfactory in all respects to Grantee.

            (ii) All such documentation as Grantee may reasonably require shall be submitted to Grantee including, but not limited to, operating statements of the Premises for the previous three (3) Loan Years (a "Loan Year" is a period of twelve consecutive months commencing on the date hereof if it is the first of the month and otherwise commencing on the first day of the month immediately following the date hereof, and the first Loan Year shall include the period, if any, between the date hereof and the commencement date of the first Loan Year) and a pro forma operating statement for the current Loan Year, and a then - current MAI appraisal of the Premises, provided at Grantor's expense, by an appraiser approved by Grantee.

            (iii) The Net Operating Income (for the purpose of this subparagraph, Net Operating Income shall mean gross cash operating receipts from the Premises less normal and customary operating expenses incurred in the operation, management, and maintenance of the Premises) shall not be less than one hundred thirty percent (130%) of the combined aggregate of the Indebtedness and Subordinate Financing debt service payments, and the Subordinate Financing must begin amortizing upon funding.

            (iv) The total of the outstanding principal balance of the Indebtedness and the Subordinate Financing does not exceed seventy-five percent (75%) of the value of the Premises as established by a then-current MAI appraisal.

            (v) The Subordinate Lender shall expressly acknowledge the priority of the debt, liens and security interests of Grantee and agree to provide Grantee with written notice of any default under the Subordinate Financing in a subordination agreement in form and substance satisfactory to Grantee.

            (vi) Any default under the Subordinate Financing (beyond applicable grace, notice or cure periods in the Subordinate Financing documents) shall, at Grantee's option, constitute an Event of Default under this Security Deed and the other Loan Documents.

            (vii) If previously waived, Grantee shall have the right to reinstate escrow payments for taxes and insurance premiums.

(viii) No Event of Default shall exist under the Loan Documents.

            (ix) Grantor shall pay any fees, costs or expenses, including reasonable attorneys' fees, incurred by Grantee in connection with the Subordinate Financing.

      31. Substitution of Loan. Notwithstanding the provisions of Sections 30(a) above, Grantor may request that Grantee permit Grantor to prepay the Loan in full at par from the proceeds of a substitute first priority security interest loan ("Substitute Loan") to be funded by Grantee to Grantor and secured by a substitute property owned in fee simple as provided below (which was not previously another property in the Loan) ("Substitute Property") and to obtain a release of the Premises from the lien or security interest created by any of the Loan Documents (a "Substitution") upon and subject to the following terms and conditions:

      (a) Grantor must submit a written request ("Substitution Request") to Grantee for the proposed Substitute Loan identifying the proposed Substitute Property at least ninety (90) days prior to the proposed closing date for the Substitution. Grantee shall evaluate the request for the proposed Substitute Loan and the proposed Substitute Property in its sole discretion pursuant to its then customary underwriting and pricing criteria. The amount of the Substitute Loan requested must be at least the amount of the unpaid principal balance of the Loan. Grantee may review such items as it may require in its sole discretion, including, but not limited to, location, occupancy, lease terms, rollover, tenant exposure, tenant's credit.

      (b) The owner of the Substitute Property (and borrower under the Substitute Loan) must be either (1) the Grantor (such that the Substitute Property is owned 100% by the same borrower entity as owned the Premises at the time immediately prior to closing of the Substitution), or (2) a single asset affiliate of Grantor having the identical beneficial ownership structure and management control as the Grantor. In the event that the Substitute Property is wholly owned by a single-asset affiliate of Grantor, the original Grantor will be released from all liabilities that are assumed by the owner of the Substitute Property effective upon the closing of the Substitute Loan.

      (c) The Substitute Property must be of the same nature and character as the Premises, which must be an apartment complex. Under no circumstances shall Grantee permit any special purpose properties (for example, hotels, motels, mobile home parks, health or senior care facilities). The Substitute Property must be located in the continental United States.

      (d) Grantee in its sole discretion shall acknowledge within ten (10) business days of the Grantee's receipt of the Substitution Request whether the proposed Substitute Property appears to be acceptable to permit the Substitution. If in the Grantee's sole discretion it is determined that the proposed Substitute Property is equal to or greater in quality than the Premises, then Grantee, through its loan correspondent, GMAC, will process the Grantor's formal request to make the Substitute Loan. The proposal will be reviewed by and presented to Grantee's and ING Investment Management LLC's investment review committee pursuant to each of their then current commercial mortgage loan policies, practices, standards and procedures for approval in their sole and absolute discretion. If the investment review committee approves the formal request for Substitute Loan and Substitute Property, the Substitution will be subject to the other conditions outlined herein.

      (e) No more than three (3) Substitution Requests shall be considered and no more than one (1) closed during the entire term of the Loan or the Substitute Loan.

      (f) Grantor shall pay a processing fee to Grantee equal to $25,000 ("Processing Fee") at closing of an approved Substitution. A "Substitution Deposit" of $5,000 shall be required with submission of the Substitution Request, which deposit shall be applied to the Processing Fee at closing of the Substitution. The Substitution Deposit and Processing Fee contemplated by this subsection are in addition to outside counsel attorneys' fees and expenses incurred in the preparation, negotiation, documentation, due diligence review and closing of such Substitution.

      (g) All improvements on the Substitute Property shall have been completed in a good and workmanlike manner and in compliance, in all material respects, with all applicable governmental requirements prior to closing of the Substitution. The Substitute Property must be lien free and all land, improvements and personal property paid for in full (except for common area laundry facility personalty and equipment and personal property in the common areas).

      (h) The appraised fair market "As Is" value of the Substitute Property shall be equal to or greater than the greater of (1) the then appraised fair market value, or gross sales proceeds, as the case may be, of the Premises and
(2) the original appraised value of the Premises as set forth in the appraisal delivered to Grantee in connection with the closing of this Loan. The fair market "As Is" value of the Premises and Substitute Property shall be determined by a firm of appraisers selected by GMAC and approved by the Grantee, based on an MAI appraisal satisfactory to Grantee, dated not more than ninety (90) days prior to the closing of the Substitute Loan. All costs of such appraisals shall be paid by the Grantor on or prior to the closing of the Substitute Loan.

      (i) The actual net operating income relating to the Substitute Property (based upon the trailing twelve (12) month financial results or such shorter period, as Grantee deems appropriate, for a Substitute Property opened for less than one year) shall equal or exceed the actual net operating income relating (based upon the trailing twelve (12) month financial results or such shorter period, as Grantee deems appropriate, for the Substitute Property owned for less than one year) to the Premises.

      (j) Grantee's outside counsel shall prepare and Grantor shall execute a new note, deed to secure debt, assignment of rents and leases, loan agreement, environmental indemnities, tax and insurance escrows, borrower's certificate, and all other loan documents Grantee shall deem appropriate, including, but not limited to, modification of the existing Loan Documents (all of which shall be substantially in the form of the applicable documents executed in connection with the Loan with such changes thereto as Grantee reasonably deems appropriate to reflect the terms and circumstances of the Substitute Loan and Substitute Property) (collectively, the "Substitute Loan Documents").

      (k) Grantor shall be required to supply for Grantee's review and approval due diligence materials prior to closing of the Substitute Loan including those items contained in this Application Letter as a requirement for closing of this Loan, and such other materials as may then be customarily required as part of its then current commercial loan closing policies, procedures, standards and practices for properties of similar type and in similar locations as the Substitute Property, including, without limitation, a current as-built ALTA survey, proof of adequate insurance, title insurance in conformance with
Grantee's usual and customary requirements, proof of compliance with governmental regulations, tenant estoppel certificates, and subordination, non-disturbance and attornment agreements. At the Grantor's sole cost and expenses, Grantee shall receive for review and approval all additional due diligence materials in any way relating to the Substitute Property, including but not limited to, an MAI appraisal, hazardous substance report, engineer report and seismic report as required by Grantee in its sole discretion. The items listed in this section are not exhaustive.

      (l) The Substitute Loan Documents, financing statements and other instruments required to perfect the liens and security interests in the Substitute Property and all collateral under such documents shall have been recorded, registered and filed (as applicable) in such manner as may be required by law to create a valid, perfected lien and security interest with respect to the Substitute Property and the personal property related thereto. The liens and security interests created by the Substitute Loan Documents shall be first liens and security interests on the Substitute Property and the personal property related thereto, subject only to such exceptions as Grantee shall approve in its sole discretion. At closing of the Substitute Loan, the Grantor (or other new borrower permitted under (b) above) shall have good and marketable title to the Substituted Property and good and valid title to any personal property located thereon or used in connection therewith, in each case satisfactory to the Grantee.

      (m) Grantee shall have received (1) a consent to the Substitution by any "Carve-Out" or other guarantors or indemnitors on the Loan in addition to Grantor and (2) such other instruments and agreements and such certificates and opinions of counsel, in form and substance satisfactory to the Grantee in connection with such Substitution as it may reasonably request.

      (n) Grantor shall consider all implications for documentary stamp and intangibles taxes on the Substitute Loan that shall arise in connection with such Substitution. Grantee shall require payment of all such documentary stamp and intangible taxes required by law and authorities having jurisdiction as a condition of closing this Substitute Loan in the jurisdiction where the Substitute Property is located regardless of whether the taxing authority imposes taxes duplicative of those incurred at the original closing of the Loan where the original Premises is located.

      (o) No default or Event of Default shall have occurred and be continuing hereunder or under any other Loan Documents on the date of Substitution Request or at closing of the Substitute Loan.

      (p) Grantee shall be satisfied that no material adverse change in the financial condition, operations or prospects of Grantor and its managers and other major principals has occurred after closing of this Loan. Grantee shall be entitled to request copies of financial statements and such other financial information as it shall reasonably require in order to assess the financial status of the Grantor (or new borrower permitted pursuant to (b) above) and to determine and/or estimate the solvency of such entity prior to and following the closing of the Substitution. Grantee shall not be required to close a proposed Substitution in the event it reasonably determines that the Grantor (or new borrower under (b) above) is or, upon completion of the Substitution, may become insolvent within the meaning of the term under the federal bankruptcy code.

      (q) The Grantor shall pay all reasonable out-of-pocket costs and expenses incurred in connection with any such Substitution and the reasonable out-of-pocket fees and expenses incurred by Grantee, its outside counsel and its loan correspondent and loan servicer in connection therewith. Without limiting the generality of the foregoing, the Grantor shall, in connection with, and as a condition to, each Substitution, pay the reasonable fees and expenses of Grantee's counsel, the reasonable fees and expenses of Grantee's engineers, appraisers, construction consultants, insurance consultants and other due diligence consultants and contractors, recording charges, title insurance charges, and stamp and/or mortgage or similar taxes, transfer taxes.

      32. Environmental Matters; Notice; Indemnity. Grantor covenants and agrees as follows:

      (a) For purposes of this Security Deed, the following definitions shall apply:

            (i) The term "Environmental Law" means and includes any federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive
      Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

            (ii) The term "Hazardous Substance" means and includes: (1) those substances included within the definitions of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive;
      (E) radioactive; (F) a petroleum product; (G) infectious waste; or (H) mold or mycotoxins. As used herein the term "mold or mycotoxins" shall mean and include mycotoxin producing molds in amounts sufficient to create a health risk to humans. Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance," but (X) which are used or disposed of by Grantor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

            (iii) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

            (iv) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

      (b) Grantor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that, to the best of its knowledge, except as set forth in the Phase I Environmental Site Assessment of Belmont Place, dated April 21, 2005, prepared by EMG, that:

            (i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled (collectively referred to as a "release") on or from the Premises.

            (ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

            (iii) No polychlorinated biphenyls ("PCBs") are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

            (iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

            (v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises.

            (vi) The Premises and Grantor's operations at the Premises are in compliance with all applicable Environmental Laws including without limitation any, state and local statutes, laws and regulations. No notice has been served on Grantor, or any subsidiary of Grantor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Grantee within three (3) days of their receipt.

            (vii) The Grantor has no knowledge of the release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Premises.

            (viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. ss. 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

            (ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

            (x) To the best of Grantor's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

      (c) Grantor will give prompt written notice to Grantee of:

            (i) any proceeding, known investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

            (ii) all claims made or threatened by any individual or entity against Grantor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

            (iii) the discovery by Grantor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

      (d) Grantee shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Premises; and to (ii) have all costs and expenses thereof (including without limitation Grantee's reasonable attorneys' fees and costs) paid by Grantor.

      (e) Grantor agrees to protect, defend, indemnify and hold harmless Grantee, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, losses, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Grantor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Grantor, and any of them, the foregoing being collectively referred to as "Claims", which:

            (i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

            (ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or

            (iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Grantor to Grantee relating to environmental matters; or

            (iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law.

      Grantor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Grantee described in this subparagraph
(e), shall hold Grantee harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

      Grantor's indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Security Deed or acceptance of a deed in lieu of foreclosure. Notwithstanding the foregoing, Grantor's indemnifications and representations shall not extend to Hazardous Substances which first originate on the Premises subsequent to Grantee's succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure. Upon a transfer and assumption of the Loan in accordance with Section 30(b) of this Security Deed, the Grantor shall be released from liability under Section 32 of this Security Deed and under the Environmental Indemnification Agreement for events, actions of third parties unrelated to Borrower, and Hazardous Substances first arising or occurring with respect to the Premises after the date of closing of the transfer of the Premises and assumption of the Loan, provided that the transferee and such principals of transferee as determined by Lender execute such guaranties and Lender's standard Environmental Indemnification Agreement as may be required pursuant to Section 30(b) of this Security Deed effective upon closing of the transfer and assumption.

      (f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, as determined by an independent environmental consultant selected by Grantee under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Grantor shall within thirty (30) days after written demand by Grantee for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Grantee (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Grantee. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Grantee's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Grantor. If Grantor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Grantee may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Grantee's counsel), shall be paid by Grantor to Grantee forthwith after demand and shall be a part of the Indebtedness.

      (g) If recommended by any environmental report, assessment or audit of the Premises, Grantor shall establish and comply with an operations and maintenance program with respect to the Premises, in form and substance reasonably acceptable to Grantee, prepared by an environmental consultant reasonably acceptable to Grantee, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Premises. Without limiting the generality of the preceding sentence, Grantee may require (i) periodic notices or reports to Grantee in form, substance and at such intervals as Grantee may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters,
(iii) at Grantee's sole expense, supplemental examination of the Premises by consultants specified by Grantee, (iv) access to the Premises by Grantee, its agents or servicer, to review and assess the environmental condition of the Premises and Grantor's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

      33. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Security Deed are inserted only for convenience of reference and shall not constitute a part of this Security Deed, nor shall they in any way affect its meaning, construction or effect.

      34. No Waiver; Modifications in Writing. No failure or delay on the part of Grantee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Security Deed, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Security Deed, any waiver of any provision of this Security Deed, and any consent to any departure from the terms of any provision of this Security Deed, shall be effective only in the specific instance and for the specific purpose for which made or given.

      35. Relationship. Grantee is only a lender under the Loan Documents, and nothing contained in this Security Deed or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Grantee and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Grantee as a fiduciary for any of the parties.

      36. Governing Law. This Security Deed shall be governed by the laws (excluding conflicts of laws rules) of Georgia.

      37. Time of Essence. Time is of the essence in the performance by the parties of this Security Deed.

      38. Construction. Grantor has been represented by its own counsel in this transaction, and this Security Deed shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

      39. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Security Deed and not to any particular section, paragraph or provision. The term "person" and words importing persons as used in this Security Deed shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

      40. Integration. This Security Deed, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Grantor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

      41. General Indemnification. (a) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Deed. Notwithstanding anything herein to the contrary in this Paragraph 41, Grantor's indemnification obligations herein shall not extend to and Grantor shall not be liable to indemnify Grantee for losses arising from the willful misconduct or gross negligence of this Security Deed. Any amounts payable to Grantee by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Grantee until paid. The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (i) Grantee, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

      (b) Upon written request by any Indemnified Party, Grantor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties; provided, however, if such attorney(s) or any other professional(s) retained by Grantor for such Indemnified Party's defense fails to promptly undertake and then remain actively engaged in the defense of such Indemnified Party, or if such Indemnified Party determines in its reasonable judgment that a conflict exists between Grantor and such Indemnified Party, then such Indemnified Party may, in its reasonable discretion, engage its own attorney(s) and other professional(s) for its defense or assistance, and, at the option of such Indemnified Party, its attorney(s) shall control the resolution of any claim or proceeding. Upon demand, Grantor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

      (c) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Deed, the Note or any of the other Loan Documents.

      42. Miscellaneous.

      (a) This Security Deed and all provisions hereof shall extend to and be binding upon Grantor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Grantor (but this clause shall not be construed as constituting the consent by Grantee to the transfer of any interest in the Premises), and the word "Grantor" when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Security Deed. The word "Grantee", when used herein, shall include the successors and assigns of Grantee, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Grantor is a land trust or similar entity, the term "Grantor" as used herein shall include the Grantee or beneficiaries of such land trust or similar entity.

      (b) In the event one or more of the provisions contained in this Security Deed or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Grantee, not affect any other provision of this Security Deed, and this Security Deed shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

      (c) The Grantor will, from time to time, upon ten (10) business days' prior written request from Grantee, make, execute, acknowledge and deliver to Grantee such supplemental deeds to secure debt, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Grantee any of the Premises, or for more particularly identifying and describing the Premises, or to preserve or protect the priority of this Security Deed, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Grantee to carry out the intentions of this Security Deed.

      (d) Grantor shall not by act or omission permit any building or other improvement on any premises not subject to the lien or interest of this Security Deed to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Grantor hereby assigns to Grantee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other Improvement on the Premises shall rely on any premises not subject to the lien or interest of this Security Deed or any interest therein to fulfill any governmental or municipal requirement. Grantor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Grantor which would result in a violation of any of the provisions of this paragraph shall be void.

      (e) Grantor will, from time to time, upon ten (10) business days' prior written request by Grantee, execute, acknowledge and deliver to Grantee, a certificate stating that this Security Deed is unmodified and in full force and effect (or, if there have been modifications, that this Security Deed is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Grantor shall also state to the best knowledge of Grantor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

      (f) The Note secured hereby includes provisions for the assessment of a Late Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

      (g) Grantee shall have the right and option to exercise power of sale or to commence a civil action to foreclose this Security Deed and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Grantor as a defense in any civil action instituted to collect the Indebtedness, or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

      (h) At the option of Grantee, this Security Deed shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Grantee and recording or registration thereof, at any time hereafter, in the office of the Clerk of the Superior Court in and for the county wherein the Premises are situated, or such other office as determined by Grantee, of a unilateral declaration to that effect.

      (i) In the event that maturity of the Indebtedness is accelerated by Grantee because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Grantor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

      (j) All agreements between Grantor and Grantee (including, without limitation, those contained in this Security Deed and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Grantee exceed the highest lawful rate of interest permissible under the laws of Georgia. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of Georgia; and if for any reason whatsoever Grantee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

      (k) Grantor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of purchasing or "carrying" any "margin stock" as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

      (l) Grantor shall exert its best efforts to include a "no lien" provision in any property management agreement hereafter entered into by Grantor or its Grantee with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics' lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such "no lien" provision or a short form thereof shall, at Grantee's request, be recorded in the office of the Clerk of the Superior Court in and for the County wherein the Premises is situated, or such other office as reasonably requested by Grantee.

      (m) Notwithstanding anything to the contrary contained herein, all references herein and in any of the Loan Documents to attorneys' fees shall be deemed to refer to attorneys' fees actually incurred and not to statutory attorneys' fees under O.C.G.A. ss. 13-1-11.

      43. Waiver of Co-Tenancy Rights. Grantor, and each party comprising Grantor, hereby waive all of their co-tenancy rights provided at law or in equity for tenants in common between, among or against each other, including, without limitation, any right to partition the Premises.

      44. ERISA Grantor hereby represents, warrants and agrees that as of the date hereof, none of the investors in or owners of the Grantor is an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 as amended, a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 as amended, nor an entity the assets of which are deemed to include plan assets pursuant to Department of Labor regulation Section 2510.3-101 (the "Plan Asset Regulation"). Grantor further represents, warrants and agrees that at all times during the term of the Loan the Grantor shall satisfy an exception to the Plan Asset Regulation, such that the assets of the Grantor shall not be deemed to include plan assets. If at any time during the entire term of the Loan any of the investors in or owners of the Grantor shall include a plan or entity described in the first sentence of this Paragraph, Grantor shall as soon as reasonably possible following an investment by such a plan or entity, provide Grantee with an opinion of counsel reasonably satisfactory to Grantee indicating that the assets of the Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation. In lieu of such an opinion, the Grantee may in its sole discretion accept such other assurances from the Grantor as are necessary to satisfy Grantee in its sole discretion that the assets of the Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation. Grantor understands that the representations and warranties herein are a material inducement to Grantee in the making of the Loan, without which Grantee would have been unwilling to proceed with the closing of the Loan.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. GRANTOR ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

      Grantor acknowledges receipt of a copy of this instrument, under seal, at the time of execution hereof.

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


      IN WITNESS WHEREOF, the Grantor has executed this instrument, under seal, as of the day and year first above written.

Signed, sealed and delivered in the      FOOTHILL CHIMNEY ASSOCIATES LIMITED
presence of:                             PARTNERSHIP, a Georgia limited
                                         partnership

_/s/ Leslie Green____________               By:ConCap Equities, Inc., a
Unofficial Witness                          Delaware corporation, Its General
                                            Partner

  /s/ Gail D. Coalson__________                By:    /s/ Patti K. Fielding
Notary Public (SEAL)                           Name:  Patti K. Fielding
My commission expires:                         Title: Executive Vice President
                                                      and Treasurer


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